Exhibit 4.1

EXECUTION VERSION

DIAGEO PLC AND DIAGEO CAPITAL PLC

OFFICER’S CERTIFICATE

In connection with the issuance of U.S. $800,000,000 5.375% Fixed Rate Notes due 2026 (the “2026 Notes”), and U.S. $900,000,000 5.625% Fixed Rate Notes due 2033 (the “2033 Notes” and, together with the 2026 Notes the “Securities”) by Diageo Capital plc (the “Issuer”) pursuant to the Indenture dated as of August 3, 1998 (the “Indenture”) among the Issuer, Diageo plc (the “Guarantor”) and The Bank of New York Mellon (as successor in interest to Citibank, N.A. by virtue of the Agreement of Resignation, Appointment and Acceptance dated as of October 16, 2007 among the Guarantor, the Issuer, Diageo Capital plc, Diageo Finance B.V., Citibank, N.A. and The Bank of New York) as trustee (section references herein being to the Indenture), and pursuant to the authorizations of (i) the Board of Directors of the Guarantor by Resolutions adopted on July 26, 2023 and (ii) the Board of Directors of the Issuer by Board Resolutions adopted on September 27, 2023, each of the undersigned hereby confirms that the following terms and conditions of the Securities were established in accordance with Section 301 of the Indenture:

Title of Securities:	5.375% Fixed Rate Notes due 2026 5.625% Fixed Rate Notes due 2033

Issue Price:	99.729% for the 2026 Notes 99.630% for the 2033 Notes

Issue Date:	October 5, 2023 for the Securities

Principal Amount of Guaranteed Notes:	U.S. $ 800,000,000 5.375% Fixed Rate Notes due 2026 U.S. $ 900,000,000 5.625% Fixed Rate Notes due 2033

Form of Securities:	The Securities will be issued in the form of one or more global notes that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the closing date. The global note will be issued to Cede & Co. as nominee for DTC, and will be executed, authenticated and delivered in substantially the form attached hereto as Exhibit A. In certain circumstances described in the Indenture, Securities may be issued in definitive form.

Maturity:	October 5, 2026 for the 2026 Notes October 5, 2033 for the 2033 Notes

Interest Rate:	5.375% per annum accruing from October 5, 2023 for the 2026 Notes.

5.625% per annum accruing from October 5, 2023 for the 2033 Notes.

Fixed Rate Interest Payment Dates:	For the 2026 Notes and the 2033 Notes, semi-annually in arrear on every April 5 and October 5 of each year, commencing on April 5, 2024.

If any scheduled Fixed Rate Interest Payment Date is not a Business Day, the Issuer shall pay interest on the next Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Interest Payment Date.

Regular Record Dates:	For the Securities, the close of business on the Business Day immediately preceding each applicable interest payment date (or, if the Securities are held in definitive form, the 15th calendar day preceding each applicable interest payment date).

Business Day	For the Securities, any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to close in New York City or in the City of London.

Place of Payment, Paying Agent, Registration of Transfer and Exchange:	The Bank of New York Mellon, London Branch 160 Queen Victoria Street London EC4V 4LA United Kingdom Attn: Corporate Trust Administration

Notices and Demands to Issuer:	Diageo Capital plc 11 Lochside Place Edinburgh, EH12 9HA Attn: Secretary

Notices and Demands to Guarantor:	Diageo plc 16 Great Marlborough Street London W1F 7HS United Kingdom Attn: Company Secretary

Tax Redemption Provisions:	The Securities may be redeemed, in whole but not in part, at the option of the Issuer or the Guarantor, at any time in accordance with Section 1108 of the Indenture, the Prospectus and the Prospectus Supplement

Optional Redemption Provisions:	The Securities may be redeemed, in whole or in part, at the option of the Issuer or the Guarantor, (i) in the case of the 2026 notes, at any time and from time to time prior to the 2026 Par Call Date (as defined below) and (ii) in the case of the 2033 notes, at any time and from time to time prior to the 2033 Par Call Date (as defined below), in each case at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of such Securities plus accrued interest to but excluding the date of redemption and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest on such notes as if the notes to be redeemed matured, on the applicable Par Call Date (as defined below) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Prospectus Supplement (as defined below)), plus 10 basis points, in the case of the 2026 notes, or 15 basis points, in the case of the 2033 notes, less (b) interest accrued to the date of redemption, plus, in each case, accrued interest to but excluding the date of redemption.

In addition, (i) the 2026 notes may be redeemed, in whole or in part, at any time and from time to time on or after September 5, 2026 (the date that is one month prior to the stated maturity date of the 2026 notes) (the “2026 Par Call Date”) and (ii) the 2033 notes may be redeemed, in whole or in part, at any time and from time to time on or after July 5, 2033 (the date that is three months prior to the stated maturity date of the 2033 notes) (the “2033 Par Call Date” and, together with the 2026 Par Call Date, each a “Par Call Date”), in each case at a redemption price equal to 100% of the principal amount of such Securities plus accrued interest to but excluding the date of redemption.

Defeasance and Discharge of Securities (Section 403):	Applicable.

Additional Amounts:	Pursuant to Section 1004 of the Indenture, the obligations of the Issuer and the Guarantor to pay additional amounts thereunder shall be subject to the additional exceptions specified in the form of Security attached hereto as Exhibit A.

For the avoidance of doubt, any amounts to be paid by the Issuer or the Guarantor, as the case may be, on the Securities or the Guarantees will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”).

Netiher the Issuer nor the Guarantor will be required to pay additional amounts on account of any FATCA Withholding.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to the Issuer or the Guarantor is organized.

Other Term of the Securities:	The other terms of the Securities and the Guarantees shall be substantially as set forth in the Indenture, the form of Note attached hereto as Exhibit A, the Prospectus dated February, 2023 (the “Prospectus”) relating to the Securities and the Prospectus Supplement dated October 2, 2023 (the “Prospectus Supplement”) to the Prospectus.

In connection with the aforementioned issuance, the undersigned hereby certifies to the best of his or her knowledge that:

1. He or she has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s authentication and delivery of the Securities and the Guarantees endorsed thereon by the Guarantor, and the definitions in the Indenture relating thereto.

2. He or she has examined the resolutions of the Board of Directors of the Issuer or the Guarantor, as applicable, adopted prior to the date hereof relating to the authorization, issuance, authentication and delivery of the Securities and the Guarantees, such other corporate records of the Issuer and the Guarantor, as applicable, and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3. In his or her opinion, such examination is sufficient to enable him or her to express an informed opinion as to whether the covenants and conditions referred to above have been complied with.

4. He or she is of the opinion that the covenants and conditions referred to above have been complied with.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name.

Dated: October 5, 2023

DIAGEO PLC

By:	/s/ James Edmunds
Name:	James Edmunds
Title:	Deputy Company Secretary

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name.

Dated: October 5, 2023

DIAGEO CAPITAL PLC

By:	/s/ James Edmunds
Name:	James Edmunds
Title:	Director

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

EXHIBIT A-1

Form of 5.375% Fixed Rate Notes Due 2026

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DIAGEO CAPITAL PLC

5.375% NOTES DUE 2026

PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,

AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY DIAGEO PLC

$[•]

No. [•]	CUSIP No. 25243Y BK4
ISIN No. US25243YBK47

DIAGEO CAPITAL PLC, a public limited company incorporated under the laws of Scotland (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] Dollars on October 5, 2026 and to pay interest thereon from October 5, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrear on April 5 and October 5 in each year, commencing April 5, 2024 at the rate of 5.375% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture, as defined herein.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: October 5, 2023

DIAGEO CAPITAL PLC

By:
Name: James Edmunds
Title: Director

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

Dated: October 5, 2023

THE BANK OF NEW YORK MELLON
As Trustee

By:
Authorized Officer

[Signature Page to 2026 Fixed Rate Global Note No. [•]]

(REVERSE)

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 3, 1998 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, Diageo plc, a public limited company incorporated under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to herein), and The Bank of New York Mellon (as successor in interest to Citibank, N.A. by virtue of the Agreement of Resignation, Appointment and Acceptance dated as of October 16, 2007 among the Guarantor, the Issuer, Diageo Investment Corporation, Diageo Finance B.V., Citibank, N.A. and The Bank of New York) as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole or in part, upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture, at any time and from time to time (a) prior to September 5, 2026 (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) 100% of the principal amount of such Securities plus accrued interest to but excluding the Redemption Date and (ii) (x) the sum of the present values of the remaining scheduled payments of principal and interest on such notes as if the Securities to be redeemed matured on the Par Call Date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein), plus 10 basis points, with one basis point being 0.01% less (y) interest accrued to the date of redemption; or (b) at any time from time to time on or after the Par Call Date at a Redemption Price equal to 100% of the principal amount of such Securities plus, in each case, accrued interest to but excluding the Redemption Date.

The definitions of certain terms used in the paragraph above are set forth below.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Guarantor in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Guarantor after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Guarantor shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Guarantor shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Guarantor shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Guarantor shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Guarantor’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if (a) as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated (or in the case of a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after October

5, 2023 (or, in the case of a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), (i) the Issuer or the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities or the Guarantees, respectively, on the next succeeding Interest Payment Date as set forth below or in the Guarantee endorsed hereon or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Securities and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary.

The Securities may also be redeemed in whole but not in part upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Person formed by a consolidation of the Issuer or the Guarantor or into which the Issuer or the Guarantor is merged or to which the Issuer or the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.

Notice of redemption will be given by mail to Holders of Securities, not less than 10 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, and no interest shall accrue during the period from and after such Interest Payment Date. If the Stated Maturity (or any redemption or repayment date) would fall on a day that is not a Business Day, such payment may be made on the next succeeding Business Day and no interest shall accrue for the period from and after such Stated Maturity or redemption or repayment date. Unless the Issuer defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities called for redemption. “Business Day”, as used herein, means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to close in New York City or in the City of London.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer or the Guarantor with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Issuer is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under the Securities, the Issuer will pay to the Holder of this Security, such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Issuer shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(1)

any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)	any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)	any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities;

(4)

any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Issuer addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5)

any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(6)	any combination of items (1), (2), (3), (4) and (5) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

For the avoidance of doubt, any amounts to be paid by the Issuer on the Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”).

Any Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Securities and the Indenture for or on account of (i) any present or future taxes, duties or charges if and to the extent so required by any applicable law and (ii) any FATCA Withholding tax (together, “Applicable Law”). In either case, the Paying Agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. In all cases, the Paying Agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the Paying Agent under this paragraph will be treated as paid to the Holder of the Securities.

The Issuer will not be required to pay additional amounts on account of any FATCA Withholding.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, the Guarantee endorsed hereon, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuers, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

The “Regular Record Dates” for the Securities will be the close of business on the Business Day immediately preceding each applicable interest payment date.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

For value received, Diageo plc, a public limited company incorporated under the laws of England and Wales, having its registered office at 16 Great Marlborough Street, London W1F 7HS, England (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Diageo Capital plc (the “Issuer”, which term includes any successor Person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or any sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, then the Guarantor will pay to the Holder of a Security such additional amounts as may be necessary in order that the net amounts paid to the Holder of such Security who, with respect to any such tax, assessment, or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(1)

any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)	any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)	any tax, assessment, or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or interest on, the Securities;

(4)

any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5)

any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(6)	any combination of items (1), (2), (3), (4) and (5) above;

nor shall additional interest be paid (i) with respect to any payment of the principal of, premium, if any, or interest on any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional interest had it been the Holder of the Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provision shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges or whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

For the avoidance of doubt, any amounts to be paid by the Guarantor on the Guarantees will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”).

Any Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Guarantees and the Indenture for or on account of (i) any present or future taxes, duties or charges if and to the extent so required by any applicable law and (ii) any FATCA Withholding Tax (together, “Applicable Law”). In either case, the Paying Agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. In all cases, the Paying Agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the Paying Agent under this paragraph will be treated as paid to the Holder of the Securities.

The Guarantor will not be required to pay additional amounts on account of any FATCA Withholding.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute, full and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502 of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

DIAGEO PLC

By:
Name: James Edmunds
Title: Deputy Company Secretary

[Signature Page to Guarantee to 2026 Fixed Rate Global Note No. [•]]

EXHIBIT A-2

Form of 5.625% Fixed Rate Notes Due 2033

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DIAGEO CAPITAL PLC

5.625% NOTES DUE 2033

PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,

AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY

DIAGEO PLC

$[•]

No. [•]	CUSIP No. 25243Y BN8
ISIN No. US25243YBN85

DIAGEO CAPITAL PLC, a public limited company incorporated under the laws of Scotland (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [•] Dollars on October 5, 2033 and to pay interest thereon from October 5, 2023 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrear on April 5 and October 5 in each year, commencing April 5, 2024 at the rate of 5.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture, as defined herein.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated: October 5, 2023
DIAGEO CAPITAL PLC

By:
Name: James Edmunds
Title: Director

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

Dated: October 5, 2023
THE BANK OF NEW YORK MELLON
As Trustee

By:
Authorized Officer

[Signature Page to 2033 Fixed Rate Global Note No. [•]]

(REVERSE)

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August 3, 1998 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer, Diageo plc, a public limited company incorporated under the laws of England and Wales (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to herein), and The Bank of New York Mellon (as successor in interest to Citibank, N.A. by virtue of the Agreement of Resignation, Appointment and Acceptance dated as of October 16, 2007 among the Guarantor, the Issuer, Diageo Investment Corporation, Diageo Finance B.V., Citibank, N.A. and The Bank of New York) as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole or in part, upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture, at any time and from time to time (a) prior to July 5, 2033 (the “Par Call Date”) at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (x) the sum of the present values of the remaining scheduled payments of principal and interest on such notes as if the Securities to be redeemed matured on the Par Call Date discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined herein),plus 15 basis points, with one basis point being 0.01% less (y) interest accrued to the date of redemption; or (b) at any time from time to time on or after the Par Call Date at a Redemption Price equal to 100% of the principal amount of such Securities plus, in each case, accrued interest to but excluding the Redemption Date.

The definitions of certain terms used in the paragraph above are set forth below.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Guarantor in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Guarantor after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities – Treasury constant maturities – Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Guarantor shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”);

or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Guarantor shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date, and one with a maturity date following the Par Call Date, the Guarantor shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Guarantor shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Guarantor’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

The Securities may be redeemed at the option of the Issuer or the Guarantor, in whole but not in part, upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if (a) as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Issuer or the Guarantor is incorporated (or in the case of a successor Person to the Issuer or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after October 5, 2023 (or, in the case of a successor Person to the Issuer or the Guarantor, the date on which such successor Person became such pursuant to the applicable provision of the Indenture) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), (i) the Issuer or the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities or the Guarantees, respectively, on the next succeeding Interest Payment Date as set forth below or in the Guarantee endorsed hereon or (ii) the Guarantor or any Subsidiary of the Guarantor is or would be required to deduct or withhold tax on any payment to the Issuer to enable the Issuer to make any payment of principal or interest in respect of the Securities and, in each case, the payment of such additional amounts in the case of (i) above or such deduction or withholding in the case of (ii) above cannot be avoided by the use of any reasonable measures available to the Issuer, the Guarantor or the Subsidiary.

The Securities may also be redeemed in whole but not in part upon not less than 10 nor more than 60 days’ notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption if the Person formed by a consolidation of the Issuer or the Guarantor or into which the Issuer or the Guarantor is merged or to which the Issuer or the Guarantor conveys, transfers or leases its properties and assets substantially as an entirety is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease.

Notice of redemption will be given by mail to Holders of Securities, not less than 10 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, and no interest shall accrue during the period from and after such Interest Payment Date. If the Stated Maturity (or any redemption or repayment date) would fall on a day that is not a Business Day, such payment may be made on the next succeeding Business Day and no interest shall accrue for the period from and after such Stated Maturity or redemption or repayment date. Unless the Issuer defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Securities called for redemption. “Business Day”, as used herein, means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to close in New York City or in the City of London.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer or the Guarantor with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Issuer is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under the Securities, the Issuer will pay to the Holder of this Security, such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Issuer shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(1)

any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)	any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)	any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities;

(4)

any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Issuer addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5)

any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(6)	any combination of items (1), (2), (3), (4) and (5) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Issuer is organized, or any political subdivision or taxing authority thereof or therein.

For the avoidance of doubt, any amounts to be paid by the Issuer on the Securities will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”).

Any Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Securities and the Indenture for or on account of (i) any present or future taxes, duties or charges if and to the extent so required by any applicable law and (ii) any FATCA Withholding tax (together, “Applicable Law”). In either case, the Paying Agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. In all cases, the Paying Agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the Paying Agent under this paragraph will be treated as paid to the Holder of the Securities.

The Issuer will not be required to pay additional amounts on account of any FATCA Withholding.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, the Guarantee endorsed hereon, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and in integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuers, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

The “Regular Record Dates” for the Securities will be the close of business on the Business Day immediately preceding each applicable interest payment date.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

GUARANTEE

For value received, Diageo plc, a public limited company incorporated under the laws of England and Wales, having its registered office at 16 Great Marlborough Street, London W1F 7HS, England (herein called the “Guarantor”, which term includes any successor Person under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Diageo Capital plc (the “Issuer”, which term includes any successor Person under such Indenture), punctually to make any such payment of principal, premium, if any, or interest or any sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Issuer.

The Guarantor hereby further agrees, subject to the limitations and exceptions set forth below, that if any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under this Guarantee, then the Guarantor will pay to the Holder of a Security such additional amounts as may be necessary in order that the net amounts paid to the Holder of such Security who, with respect to any such tax, assessment, or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein or (ii) for or on account of:

(1)

any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)	any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)	any tax, assessment, or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, premium, if any, or interest on, the Securities;

(4)

any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Issuer or the Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(5)

any withholding or deduction required to be made with respect to a Security presented for payment by or on behalf of a Holder of such Security who would have been able to avoid such withholding or deduction by presenting the relevant Security to another Paying Agent; or

(6)	any combination of items (1), (2), (3), (4) and (5) above;

nor shall additional interest be paid (i) with respect to any payment of the principal of, premium, if any, or interest on any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional interest had it been the Holder of the Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provision shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges or whatever nature of any jurisdiction in which any successor Person to the Guarantor is organized, or any political subdivision or taxing authority thereof or therein.

For the avoidance of doubt, any amounts to be paid by the Guarantor on the Guarantees will be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (“FATCA Withholding”).

Any Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Guarantees and the Indenture for or on account of (i) any present or future taxes, duties or charges if and to the extent so required by any applicable law and (ii) any FATCA Withholding Tax (together, “Applicable Law”). In either case, the Paying Agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. In all cases, the Paying Agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the Paying Agent under this paragraph will be treated as paid to the Holder of the Securities.

The Guarantor will not be required to pay additional amounts on account of any FATCA Withholding.

The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute, full and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Issuer with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof, or alter the Stated Maturity thereof, or increase the principal amount of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502 of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, premium, if any, and interest on such Security.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Issuer in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.

DIAGEO PLC

By:
Name: James Edmunds
Title: Deputy Company Secretary

[Signature Page to Guarantee to 2033 Fixed Rate Global Note No. [•]]